SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549



FORM 8-K



CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934


August 31, 1998
(Date of report)



SYNCRONYS SOFTCORP
(Exact name of registrant as specified in its charter)



Nevada							                                     	0-25736
(State or other jurisdiction of incorporation)	(Commission file number)

33-0653223
(I.R.S. Employer Identification No.)




3958 Ince Boulevard
Culver City, California 90232
(Address of principal executive offices and zip code)






(310) 842-9203
(Registrant telephone number)











This Form 8-K consists of 8 pages
											Page 1 of 8



Item 5.  Other Events.

On August 15, 1998 Syncronys Softcorp filed its first monthly interim statement And Debtor in Possession Operating Report for the period: July 15, 1998 through July 31, 1998. Reports details listed under Item 7 following this item.













											Page 2 of 8



Item 7. Financial Statements and Exhibits.

Office of the United States Trustee
In re:					Debtor in Possession Interim Statement

	Syncronys Softcorp	     		               	Statement Number:		1
      Debtor	 				               For the period From:	15-Jul-98
			                                             		To:	31-Jul-98
Chapter 11 Case No: LA98-38413VZ

CASH ACTIVITY ANALYSIS (Cash Basis Only)		General  	Payroll  	Tax
								Account	Account	Account
A. Total Receipts per all Prior
		Interim Statements		                       	0  	    	0      	0
B. Less: Total Disbursements per all
		Prior statements		                         	0      		0     		0
C. Beginning Balance (A less B)			            0    	  	0     		0
D. Receipts during Current Period				See separate sheet

TOTAL RECEIPTS THIS PERIOD:
E. Balance Available (C plus D)		   	$43,213.60 	$17,100.00	 $100.00
F. Less Disbursements during Current Period
	(Attach Separate Listing if Necessary)
Date	Check No.	Payee/Purpose

									See separate sheet

TOTAL DISBURSEMENTS THIS PERIOD:
G. Ending Balance (E less F)		      	$12,276.48 	$16,237.22	 $100.00

H. (1) General Account:
(a) Depository Name and Location: 	Bank of America, 9453 Culver Bl.
						Culver City, CA 90232
(b) Account Number: 15811 07930

(2) Payroll Account:
(a) Depository Name and Location: 	Bank of America, 9453 Culver Bl.
						Culver City, CA 90232
(b) Account Number: 15817 07932

(3) Tax Account:
(a) Depository Name and Location: 	Bank of America, 9453 Culver Bl.
						Culver City, CA 90232
(c) Account Number: 15817 07937

I. Other monies on hand (specify type and location) (i.e. Cert. Of Deposit) $1,003 - CD, Bank of America 9453 Culver Bl. Culver City, CA 90232

I, Alan Hart, declare under penalty of perjury that the information contained in The above Debtor in Possession Interim Statement is true and complete to the best of my knowledge.

Dated: 8/31/1998								By:  /S/Alan Hart
              										Accountant
									              	Syncronys Softcorp
									              	Debtor in Possession
											Page 3 of 8

July 15, 1998 Through July 31, 1998 - Interim Statement

                                               									Bank Accounts
Date	   	Description		                          		General  	Payroll   	Tax

		Deposits
7/17/98  Deposit	From pre-petition BofA account    508.32 	   100.00 	 100.00
7/22/98  Deposit	From pre-petition Norwest
		      	account				                             9,936.93
7/23/98  Deposit	From pre-petition First
		      	Business Bank account		                49,768.35
7/28/98  Transfer	From General to Payroll	    	(17,000.00)	17,000.00

	                 	Total Receipts this period		 43,213.60 	17,100.00 	 100.00


		Disbursements
7/22/98  CK1001	D. Stephenson pre existing
	              	marketing contract 		           	2,500.00
7/23/98  CK1002	Baja Taco - office meeting	     	   50.00
7/24/98  CK1003	D. Stephenson - pre existing
              		marketing contract		            	2,500.00
7/24/98  CK1004	Petty Cash - misc. small
	              	expenses requiring cash		          100.00
7/28/98  CK1005	3pco - internet service provider	  750.00
7/28/98  CK1006	Dori Calderon - reimbursement
	              	of expenses	                  			   71.36
7/31/98  PR-DD 	July 31 1998 Payroll Direct
		              Deposits                             			 		12,156.22
7/31/98  PR-Taxes July 31 1998 Payroll
	                 Withholding & Taxes				 	               	 4,081.00
7/31/98  CK1007	D. Stephenson pre existing
              		marketing contract              	2,500.00
7/31/98  CK1008	Ingram Gore  - Customer
	              	service consulting		            	1,000.00
7/31/98  CK1009	S&J Cleaning - office
	              	cleaning and maintenance	       	  356.00
7/31/98  CK1010	BlueShield of California -
	              	Health insurance              			2,369.12
7/31/98  CK1011	Sky's - Office meeting	 	       	   80.00

           	 	Total Disbursements this period	 	12,276.48  	16,237.22	   0.00













											Page 4 of 8



Office of the United States Trustee

In re:					Debtor in Possession Operating Report

	Syncronys Softcorp                 		Report Number: 1			Page 1 of 3
				Debtor                          		For the period From:	15-Jul-98
			                                                   	To:	31-Jul-98
Chapter 11 Case No: LA98-38413VZ

1. Profit and Loss Statement (Accrual Basis only)
A. Related to Business Operations:
                   Gross Sales				            	$ 0
Less: Sales Returns and Discounts		              0
                    	Net Sales					                      0
Less: Cost of Goods Sold:
Beginning Inventory at Cost            	  		26,994
Add: Purchases					                              0
Less: Ending Inventory at Cost	            	26,994
	Cost of Goods Sold				                                  0
		Gross Profit					                                              0
		Other Operating Revenues:			                                   0
Less: Operating Expenses:
Officer Compensation			                    	18,750
Salaries and Wages - Other Employees	      	15,083
	Total Salaries and Wages		                        	33,833
	Employee Benefits and Pensions	                     2,369
Payroll Taxes					                           1,154
Real Estate Taxes				                            0
Federal and State Income Tax			                  0
       	Total Taxes             					                1,154
Rent and Lease Exp(Real & Personal Property)	    0
Interest Expense (Mortgage, Loan, etc.)		        0
Insurance					                                   0
Automobile Expense				                           0
Utilities (Gas, Elect, Water, Phone)	   	      750
Depreciation and Amortization		   	            465
Repairs and Maintenance			   	                 356
Advertising					                                 0
Supplies, Office Expenses, copies, etc.)  	    805
Bad Debts					                                   0
Miscellaneous Operating Expenses:	          11,000 (Marketing Consultants)
	Total Operating Expenses	                          13,376
	Net Gain/Loss from Business Operation                     (50,732)









											Page 5 of 8

B. Not Related to Business Operations:
Income:
	Interest income				                                  	3
	Other Non-Operating Revenue (Specify)	               	0
	Gross Proceeds on Sale of Assets	              	0
	Less: Original Cost of Assets plus
		Expenses of Sale		                            	0
		Net Gain/Loss on Sale of Assets	                    	0
Total Non-Operating Income		  		                               	3
Expenses Not Related to Business Operations:
Legal and Professional Fees (Specify)		               	0
Other Non-Operating Expenses (Specify)		        	      0
Total Non-Operating Expenses		  		                	             0
NET INCOME/LOSS FOR PERIOD				                           $(50,729)

Debtor in Possession Operating Report No: 1 (Page 2 of 3)

2. Aging of Accounts Payable and Accounts Receivable (exclude pre-petition accounts payable):
					                  	Accounts Payable	Accounts Receivable
	Current	Under 30 Days	    	$3,104     		$	0
	Overdue	31 - 60 Days	          	0      			0
	Overdue	61 - 90 Days	          	0      			0
	Overdue	91 - 120 Days	         	0      			0
	Overdue	Over 121 Days	         	0      			0
	TOTAL			                  	$3,104	     	$	0

3. Statement of Status of Payments to Secured Creditors and Lessors:
					N/A
4. Tax Liability:
	Gross Payroll Expense for Period:	        	$33,833
	Gross Sales for Period Subject to Sales Tax:	$   0

					                               	Date Paid  	Amount Paid		Post Petition
                                                 					   					Taxes Owed
	Federal Payroll & Withholding 	Taxes				7/31/98		$3,362			  $ 0
	State Payroll & Withholding	Taxes	   			7/31/98 	   718  	    0
	State Sales & use Tax			                 N/A		        0		     0
	Real Property taxes			                   N/A    		    0	 	    0

5. Insurance Coverage:		Carrier/	Amount of	Policy	Premium
                     		Agent		Coverage   	Exp Date	Paid Thru Date

Worker's Compensation	  	ABD		$1,000,000	 10/20/98	7/15/98
Liability	           	  	ABD		10,000,000	 10/20/98	10/20/98
Fire & Extended Coverage	ABD		 1,000,000 	10/20/98	10/20/98
Property		              	ABD		   200,000 	10/20/98	10/20/98
Theft			                	ABD		   200,000	 10/20/98	10/20/98
Life (Beneficiary):	    	N/A
Vehicle			              	ABD		    30,000 	10/20/98	10/20/98
Other (Specify):
   	D&O Excess	         	ABD		 2,500,000 	10/27/98 	8/4/98
   	D&O		               	ABD		 2,500,000 	10/27/98 	8/4/98

											Page 6 of 8
Debtor in Possession Operating Report No: 1 (Page 3 of 3)

Questions:

A. Has the Debtor in Possession provided compensation to any officers, directors, shareholders, or other principals without the approval of the Office of the United States Trustee?

   : yes Explain:
 X : No

B. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its pre-petition unsecured debt, except as has been authorized by the Court?

   : yes Explain:
 X : No

7. Statement of Unpaid Professional Fees (Post Petition Amounts Only)

	N/A

8. Narrative Report of Significant Events and Events out of the Ordinary Course of Business: (Attach separate sheet if necessary)

	N/A

9. Quarterly Fees; (This fee must be paid to the United States Trustee every calendar quarter)

	N/A

I, Alan Hart, declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.

Dated: 8/31/98
										By:  /S/Alan Hart
										Accountant
										Syncronys Softcorp
										Debtor in Possession









											Page 7 of 8








SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SYNCRONYS SOFTCORP
(Registrant)




Date: August 31, 1998					By:	/S/ Walter D. Doyle
                  								Walter D. Doyle
                  								President/CEO












										 	Page 8 of 8